Exhibit 99.1

SUPREME COURT OF STATE OF NEW YORK
COUNTY OF NEW YORK

JOHN HAWLEY TRUST, by JOHN M. HAWLEY, JR., TRUSTEE, On Behalf of Himself and All Others Similarly Situated and Derivatively on Behalf of Nominal Defendant FOREST LABORATORIES, INC.,

                                    Plaintiff,

                         v.

HOWARD SOLOMON, NESLI BASGOZ, WILLIAM J. CANDEE, III, GEORGE S. COHAN, DAN L. GOLDWASSER, KENNETH E. GOODMAN, LAWRENCE S. OLANOFF, LESTER B. SALANS, PETER J. ZIMETBAUM,

                                    Defendants,

                        and

FOREST LABORATORIES, INC.,

                                    Nominal Defendant.

Index No. 6521544/2011

UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

IN RE: FOREST LABORATORIES, INC. DERIVATIVE LITIGATION	Lead Case No. 1:11-cv-04805-LTS

NOTICE OF PROPOSED SETTLEMENT

NOTICE OF PROPOSED SETTLEMENT OF DERIVATIVE ACTIONS, HEARING THEREON, AND RIGHT TO APPEAR

IMPORTANT NOTICE TO ALL HOLDERS OF FOREST LABORATORIES, INC. (“FOREST” OR THE “COMPANY”) COMMON STOCK AS OF OCTOBER 8, 2012 (“FOREST SHAREHOLDERS”) (EXCLUDING DEFENDANTS) AND THEIR SUCCESSORS-IN-INTEREST.  PLEASE NOTE THAT THE ABOVE-CAPTIONED ACTIONS ARE NOT “CLASS ACTIONS” AND NO INDIVIDUAL SHAREHOLDER HAS THE RIGHT TO BE COMPENSATED AS A RESULT OF THE SETTLEMENT DESCRIBED BELOW.

PLEASE READ THIS NOTICE CAREFULLY AND COMPLETELY.  IF YOU ARE A FOREST SHAREHOLDER, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE ACTIONS.

PLEASE TAKE NOTICE that the above-captioned shareholder derivative actions (the “Actions”) are being settled. The terms of the proposed settlement of the Actions (the “Settlement”) are set forth in a Stipulation of Compromise and Settlement dated October 8, 2012 (the “Stipulation”).  On January 9, 2013, at 10:00am, a hearing (the “Settlement Hearing”) will be held before the Supreme Court of the State of New York, County of New York (the “Court”), 60 Centre Street, New York, New York 10007, before the Honorable Justice Shirley Werner Kornreich, to determine:  (i) whether the terms of the Settlement should be approved as fair, reasonable and adequate; (ii) whether to award Plaintiffs’ Counsel fees and expenses in the amount of $1,000,000 (the “Fee and Expense Award”); and (iii) whether the Actions should be dismissed with prejudice against the Defendants as set forth in the Stipulation filed with the Court.
This summary should be read in conjunction with, and is qualified in its entirety by reference to, the text of the Stipulation, which has been filed with the Court.  Unless stated otherwise, all capitalized terms here have the same meaning as set forth in the Stipulation.
The Actions were brought derivatively on behalf of Forest against certain officers and directors of the Company for allegedly violating their fiduciary duties in connection with certain proceedings before the Department of Health and Human Services – Office of Inspector General (the “HHS-OIG”), wherein the Board of Directors of Forest (the “Board”) resolved to support Company CEO and Board Chairman Howard Solomon despite the HHS-OIG’s threats to bar Mr. Solomon – and by extension, Forest – from participation in federally funded health insurance programs such as Medicaid and Medicare.  The Actions also allege that the Defendants breached their fiduciary duties to the Company in connection with the compensation paid to Mr. Solomon and their public statements and representations regarding the same.  The Actions also challenge the Board’s decision to increase the size of the Board from nine to ten directors in advance of the 2011 annual meeting of shareholders.  Last, one of the Actions challenged, directly on behalf of one shareholder plaintiff as a putative representative of a class of Forest shareholders, various alleged deficiencies in the Company’s annual proxy filing issued in advance of Forest’s annual shareholder meeting in 2011 (the “Class Claim”).
On or around August 8, 2011, plaintiff John Hawley Trust (“Hawley”) settled the Class Claim prior to the 2011 annual meeting of Forest shareholders.  As a result of that settlement, the Company made additional disclosures with regard to the HHS-OIG proceedings, the Board’s executive compensation decisions, and the Board’s decision to increase its size from nine to ten directors.  The Settlement described here resolves all remaining claims that were raised, or could have been raised, in the Actions.
The terms of the Settlement set forth in the Stipulation include:  (i) the use of additional objective, performance-based criteria in setting executive compensation; (ii) the retention of a compensation consultant to advise the Compensation Committee of the Board with regard to executive compensation decisions; (iii) certain changes to the composition and leadership of the Board’s Compensation Committee and Nominating and Governance Committee, calling for increased participation by the outside directors newly elected to the Board during the 2011 annual shareholder meeting; and (iv) enhancements to the Company’s governance protocols regarding the exclusion of any director and/or officer of the Company from any decision in which such director or officer might be deemed to have a conflict of interest.  Defendants have denied and continue to deny each and all of the claims and contentions alleged by Plaintiffs in the Actions and all charges of wrongdoing or liability against them.
Any Forest Shareholder that objects to the Settlement of the Actions and/or the Fee and Expense Award shall have a right to appear and to be heard at the Settlement Hearing, and may enter an appearance of counsel of such shareholder’s own choosing at such shareholder’s own expense, or may appear on his or her own.  However, no Person other than Plaintiffs’ counsel and Defendants’ counsel in the Actions shall be heard at the Settlement Hearing unless, no later than fourteen (14) calendar days prior to the date of the Settlement Hearing, such shareholder has filed with the Court and delivered to counsel for the Parties a written notice of objection, signed as authorized by the objecting shareholder, setting forth the ground(s) for the objection and proof of the shareholder’s status as a Forest Shareholder.  Any objecting shareholder must also file with the Court and deliver to all counsel in the Action (listed below) copies of any documents, exhibits, affidavits, or other evidence the shareholder will rely upon in support of his or her objection.  Only Forest Shareholders who have filed and delivered valid and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.
If you wish to object to the Settlement and/or the Fee and Expense Award, you must file with the Court and serve on the counsel listed below a written objection setting forth the ground(s) for such objection and providing proof of your ownership of Forest stock no later than fourteen (14) calendar days prior to the Settlement Hearing:
KESSLER TOPAZ MELTZER & CHECK, LLP Eric L. Zagar Counsel for Plaintiff John Hawley Trust 280 King of Prussia Road Radnor, Pennsylvania 19087
WACHTELL, LIPTON, ROSEN & KATZ William Savitt Counsel for the Individual Defendants and Forest Laboratories, Inc. 51 West 52nd Street New York, New York 10019

Any person who fails to object in the manner described above shall be deemed to have waived the right to object (including any right of appeal) and shall be forever barred from raising such objection in this or any other action or proceeding, unless the Court orders otherwise.
Forest Shareholders who have no objection to the Settlement or the Fee and Expense Award do not need to appear at the Settlement Hearing or take any other action.  If you are a Forest Shareholder, you will be bound by the Order and Final Judgment of the Court, and you will be deemed to have released any and all claims that have or could have been brought in the Actions.
This Notice is being published as a Company Current Report via a Form 8-K and filed with the United States Securities and Exchange Commission (the “SEC”).  You may obtain a copy of this Notice by referring to the SEC’s website at http://www.sec.gov.
Inquiries may be made to counsel for Plaintiff Hawley:  Eric L. Zagar, Kessler Topaz Meltzer & Check, LLP, 280 King of Prussia Road, Radnor, PA 19087; telephone (610) 667-7706.

Dated: December 10, 2012	BY ORDER OF THE SUPREME COURT OF THE STATE OF NEW YORK, COUNTY OF NEW YORK